________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K
                                  ____________

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                  ____________

         Date of report (Date of earliest event reported): June 29, 2007


                        MEDIANET GROUP TECHNOLOGIES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Nevada                    0-32307                    13-4067623
           ------                    -------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


         5100 W. Copans Road, Suite 710, Margate, Florida       33063
         ------------------------------------------------    ----------
             (Address of Principal Executive Offices)        (Zip code)


        Registrant's telephone number, including area code (954) 974-5818


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))
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

SECTION 5.02 - DEPARTURE OF PRINCIPAL OFFICER

          MediaNet Group Technologies, Inc., the Company, has announced the resignation of Mr. James M. Dyas as Chief Financial Officer of the Company, effective June 29, 2007. Mr. Dyas will continue to serve as a director to the Company.

          MediaNet Group Technologies, Inc., the Company, announced the appointment of Mr. Steven Adelstein as Interim Chief Financial Officer of the Company, effective July 2, 2007. Mr. Adelstein, is an investment consultant and private investor and for the past 5 years has been involved with several small cap public companies. Mr. Adelstein, also is an inactive CPA.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEDIANET GROUP TECHNOLOGIES, INC.
                                       (Registrant)


Date:   July 3, 2007                   By: /s/ Martin A. Berns
                                           -------------------
                                           Martin A. Berns
                                           President

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